UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

DECEMBER 31, 2020

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma 74114

(Address of Principal Executive Offices) (Zip Code)

(539) 444-8002

(Registrant’s telephone number, including area code)

1203 E. 33rd Street, Suite 250, Tulsa Oklahoma 74105

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Empire Texas LLC, a Delaware limited liability company (“Empire Texas”), is a wholly owned subsidiary of Empire Petroleum Corporation (the “Corporation”).

As previously reported on the Current Report on Form 8-K of the Corporation filed on April 6, 2020, on April 6, 2020, Empire Texas entered into a purchase and sale agreement dated (the “Purchase Agreement”), with Pardus Oil & Gas, LLC and Pardus Oil & Gas Operating GP, LLC (collectively, “Seller”), pursuant to which, among other things, Empire Texas agreed to acquire (1) certain oil and gas properties from Seller in Houston, Madison and Leon Counties, Texas, (2) 77.3 miles of gathering lines and pipelines and related facilities and equipment, and (3) all general and limited partner shares and general and limited partner interest in Pardus Oil & Gas Operating, LP.

The transactions under the Purchase Agreement were closed on April 7, 2020. Pursuant to the Purchase Agreement, the purchase price included the assumption of certain obligations and a contingent payment of cash in an amount not to exceed $2,000,000 (subject to customary adjustments).

On December 31, 2020, Empire Texas and Pardus Oil & Gas, LLC entered in that certain First Amendment to the Purchase and Sale Agreement, dated as of December 31, 2020 (the “Amendment”). The Amendment amended the Purchase Agreement to, among other things, replace the obligation to pay the contingent payment with an obligation to pay $40,000 no later than January 29, 2021.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full terms and conditions of such agreement, a copy of which is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	First Amendment to Purchase and Sale Agreement, dated as of December 31, 2020, by and between Empire Texas LLC and Pardus Oil & Gas, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: January 6, 2021	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President